SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  August 31, 2006


                        TRB SYSTEMS INTERNATIONAL, INC.
              (Exact Name of Registrant as Specified in Charter)

     Delaware                       333-07242                22-3522572
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
 of Incorporation)                                   Identification Number)

              1472  Cedarwood  Drive, Piscataway, New Jersey  08854
             (Address of Principal Executive Offices, Zip Code)

        Registrant's telephone number, including area code: (877) 852-3600

                                     N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).




     As used herein, the terms, "we," "us," "our," and the "Company" refers to TRB SYSTEMS INTERNATIONAL, INC., a Delaware corporation and its subsidiaries, unless otherwise stated.





ITEM 4.01  Change in Registrant's Certifying Accountant



(A)  Resignation of Armando C. Ibarra, CPA-APC

On July 1, 2006, we received a notice from our principal independent accountant, Armando C. Ibarra, CPA-APC that it declined to stand for re-election. Their decision was the result of a decision that the accountant made to discontinue their PCAOB registration.

Armando C. Ibarra, CPA-APC has served as our principal independent accountant for the prior fiscal year 2005 , inclusive through July 1, 2006. The principal independent accountant's report issued by Armando C. Ibarra, CPA-APC for the year ended June 30, 2005 (the "Report") did not contain any adverse opinion or disclaimer of opinion and it was not modified as to audit scope or accounting principles. The Reports do include a going concern qualification due to the uncertainty associated with the Company's inception-to-date losses from operations.

We are able to report that during the fiscal year ended June 30, 2005 and through July 1, 2006 there were no disagreements with Armando C. Ibarra, CPA-APC, our former principal independent accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Armando C. Ibarra, CPA-APC's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our consolidated financial statements for such periods. We have requested that Armando C. Ibarra, CPA-APC furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.1.

(B)  Engagement of Chang G. Park, CPA, Ph. D.

On July 10, 2006, upon authorization and approval of the Company's Board of Directors, the Company engaged the services of Chang G. Park, CPA, Ph.D. ("Park") as its independent registered public accounting firm.

No consultations occurred between the Company and Park during the year ended June 30, 2005 and through July 10, 2006 regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.



ITEM 9.01  Financial Statements and Exhibits


(d)	Exhibits

   Exhibit
   Number                         Description
-----------   -----------------------------------------------------------------
   16.1       Letter from Armando C. Ibarra, CPA-APC to the U.S. Securities and
              Exchange Commission





                                      SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TRB SYSTEMS INTERNATIONAL, INC.


Date: August 31, 2006



By: /s/ Byung D. Yim
-----------------------------
Byung Dae Yim, CEO & President